                                                                EXHIBIT 10.129


WHEN RECORDED RETURN TO:
RONALD L. HOLMES
HOLMES FIRM PC
1491 1 QUORUM DRIVE
SUITE 340
DALLAS, TEXAS 75254


                           LEASE TERMINATION AGREEMENT

THE STATE OF TEXAS                        ss.
                                          ss.     KNOW ALL MEN BY THESE RESENTS:
COUNTIES OF BEE AND SAN PATRICIO          ss.


         THIS LEASE TERMINATION AGREEMENT (this "AGREEMENT") is made and entered into effective as of December 1, 2004 by and between COUNSEL NURSING PROPERTIES, INC., a Delaware corporation ("LESSOR"), and DIVERSICARE LEASING CORP., a Tennessee corporation ("LESSEE"):

         A. Lessor and Lessee are parties to the Lease Agreement (with Option to Purchase) dated as of May 10, 1994 (the "Lease") for three (3) long term care facilities identified as follows:

                  Arkansas Pass Convalescent Center, Arkansas Pass, Texas ("Arkansas Pass");

                  South Park Manor, Corpus Christi, Texas ("South Park Manor"); and

                  Hillside Lodge, Beeville, Texas ("Hillside Lodge").

         B. The Lease with respect to South Park Manor has previously expired, and the Lease with respect to the Arkansas Pass and Hillside Lodge properties (the "Properties") has been leased by Lessee on a month-to-month basis since May 2004.

         C. The Properties have been sold by Lessor to Texas LTC Woodridge Limited Partnership ("LTC Woodridge"), and LTC Woodridge has provided notice to Lessee that a new operator has been licensed to manage the Properties.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, Lessor and Lessee agree as follows:

         1. Termination. Lessor and Lessee hereby affirm that the Lease is terminated and no longer in effect as of December 1, 2004. Lessee waives and relinquishes any and all rights it has or may have in and to the Properties, whether such rights arose or arise pursuant to the terms of the Lease or otherwise.

         2. Vacating Premises. Effective as of December 1, 2004, Lessee will vacate the premises of the Properties and turn over the management of the Properties to the duly licensed operator that has been selected by LTC Woodridge.


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         3. Effectiveness. The effectiveness of this Agreement shall be subject to the terms and conditions of that certain Escrow Agreement, dated November 29, 2004, by and among Lessor, Lessee and LTC.

         4. Release of Short Form Lease. This Agreement releases that certain Short Form Lease, dated May 10, 1994, by and between Lessor and Lessee and recorded in Volume 5 16, Page 244 of the Deed of Records of Bee County, Texas and Clerk's File No. 422792 of the Official Public Records of San Patricio County, Texas.




              [The remainder of this page left intentionally blank]



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         IN WITNESS WHEREOF, this Agreement is executed as of the date first listed above.


                                              COUNSEL NURSING PROPERTIES, INC.,
                                              a Delaware corporation


                                              By:  /s/ Joshua M. Silber
                                                   -----------------------------

                                              Name: Joshua M. Silber
                                                    ----------------------------

                                              Title: Vice President
                                                     ---------------------------



                                              DIVERSICARE LEASING CORP.,
                                              a Tennessee corporation


                                              By: /s/ Glynn Riddle
                                                  ------------------------------

                                              Name: Glynn Riddle
                                                    ----------------------------

                                              Title: Chief Financial Officer
                                                     --------------------------


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PROVINCE OF       Ontario                          ss.
             -------------------------------
                                                   ss.
PROVINCE OF                                        ss.
            --------------------------------


         BEFORE ME, the undersigned authority, on this day personally appeared Joshua M. Silber, the Vice President of COUNSEL NURSING PROPERTIES, INC., a Delaware corporation, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same on behalf of said corporation for the purposes and consideration therein expressed and in the capacity stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 30th day of November 2004.


STEPHEN ALLEN WEINTRAUB,
a Commissioner, etc., the City of
Toronto, for Counsel Corporation and          /s/ Stephen Allen Weintraub
its subsidiary and                            ----------------------------------
affiliated companies.                         Notary Public
Expires February 17, 2005.                    In and For the Province of Ontario


My Commission Expires:       February 17, 2005
                       ------------------------------



STATE OF                                           ss.
         -----------------------------------
                                                   ss.
COUNTY OF                                          ss.
           ---------------------------------


         BEFORE ME, the undersigned authority, on this day personally appeared Glynn Riddle, the Chief Financial Officer of DIVERSICARE LEASING CORP., a Tennessee corporation, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same on behalf of said corporation for the purposes and consideration therein expressed and in the capacity stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 30th day of November 2004.


                                             /s/ Cheryl E. Jones
                                             -----------------------------------
                                             Notary Public
                                             In and For the State of Tennessee


My Commission Expires:     September 20, 2008
                       ------------------------------